UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------


                           May 7, 2004 (May 7, 2004)
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                Date of Report (Date of earliest event reported)


                            ANTHRACITE CAPITAL, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Maryland               001-13937               13-397-8906
    -------------------- ------------------------ -------------------------
    (State or Other       (Commission File No.)      (I.R.S. Employer
     Jurisdiction of                                Identification No.)
     Incorporation)


               40 East 52nd Street
               New York, New York                        10022
       ----------------------------------- ---------------------------------
              (Address of Principal                    (Zip Code)
                Executive Offices)


                                 (212) 409-3333
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              (Registrant's telephone number, including area code)


                                      N/A
    -----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

On May 7, 2004, Anthracite Capital, Inc. (the "Company" or "Anthracite") revised its previously announced earnings for the three-month period ended March 31, 2004, as a result of an error made by the Company's transfer agent.

Subsequent to the earnings release issued on May 4, 2004, the Company received notification from the transfer agent that they had incorrectly converted 111,000 shares of the Company's Series B Preferred Stock into 162,388 shares of Anthracite common stock instead of redeeming such shares as intended by the holder. Adjusting for the redemption, the amount of the one-time charge for the Company's Series B Preferred Stock redemption increased by $663,000 to $10,508,000 or $0.21 per share from $9,845,000 or $0.20 per share. As a result, the Company's net loss to common stockholders for the three months ended March 31, 2004 was $0.01 per share as compared to $0.00 as previously reported. All adjustments made to the previously released Consolidated Statements of Financial Condition and Consolidated Statements of Operations subsequent to the Company's earnings release are reflected in the statements attached as Exhibit
99.1 hereto.

On May 4, 2004, the Company reported net income (loss) to common stockholders for the first quarter of 2004 of $(0.00) per share versus net income (loss) to common stockholders of $0.18 per share for the same three-month period last year. Based on the $0.28 per share dividend declared on March 11, 2004, and the May 3, 2004 closing price of $10.71, Anthracite's annualized dividend yield is 10.5%. (All numbers are in thousands, except per share amounts.)

During the first quarter of 2004, the Company acquired commercial real estate assets with a market value of $132,062. The components of that total are $29,859 of below investment grade commercial mortgage backed securities ("CMBS"), $54,883 of investment grade CMBS, $23,010 of investment grade REIT debt, and $24,310 of high yielding commercial real estate loans. The majority of these assets were settled at the end of the quarter to coincide with the closing of the Company's third collateralized debt obligation ("CDO") offering on March 30, 2004. Separately, the Company sold $56,542 of AAA rated CMBS and reduced its net residential mortgage backed securities ("RMBS") position by $45,114, which resulted in a net realized loss of $4,723. The Company also committed to acquire $1,222,103 of commercial mortgage loan pools as described below. As of March 31, 2004, total commercial real estate assets and total RMBS (after adjusting for RMBS securities sold, not yet settled) represent 82% and 18%, respectively, of the total investment portfolio. The pace of reinvestment into commercial real estate assets continues to be in-line with the strategic reduction of RMBS announced in September 2003.

The Company's debt to capital ratio increased from 4.4:1 at December 31, 2003 to 7.6:1 at March 31, 2004 due to the acquisition of the commercial mortgage loan pools, as discussed below. Other financial comparisons over the same period include a decrease in the recourse debt to capital ratio from 2.7:1 at December 31, 2003 to 2.0:1 at March 31, 2004. The weighted average maturity of the Company's liabilities increased from 2.9 years to 5.25 years, respectively, due to the issuance of the Company's third CDO. This is expected to increase to approximately 6.07 years after non-recourse debt is issued to purchase the commercial mortgage loan pools.

Total interest income from commercial real estate assets is up 44% from the quarter ending March 31, 2003; whereas, total interest income from RMBS is down 67% for the same period. Other financial comparisons for the same period of time include an increase in total weighted average cost of funds to 3.96% at March 31, 2004 from 3.01% at March 31, 2003, respectively, due to hedging costs. Hedging expenses not related to CDOs increased to $4,631 or $0.09 per share from $2,991 or $0.06 per share, respectively. The Company's exposure to a 50 basis point move in short-term interest rates decreased to $0.01 per share annually from $0.045 cents per share annually at March 31, 2003.

Investment and Capital Markets Activity
The Company's primary focus is to invest in a diverse portfolio of commercial real estate loans and securities. The majority of these investments take the form of securities that represent pools of underlying mortgage loans. The Company will generally control the credit process of its portfolio. The Company's objective is to maximize the spread between the loss adjusted income and the cost of financing. The credit performance and cost of financing the Company's portfolio are the most important factors in Company performance.

On March 30, 2004, the Company closed its third CDO transaction. The total par value of bonds sold was $372,456, with over 56% of the issuance rated AAA. The bonds were sold throughout the global capital markets where investors focused on the Company's fundamental real estate credit underwriting and security selection process. The total cost of funds on a fully hedged basis was 5.0%. Net proceeds raised from this offering will be used to invest in high yielding commercial real estate loans, to redeem the Company's Series B Preferred Stock, and to pay down debt. This CDO also includes a $50,000 ramp facility that will be used to finance future commercial real estate assets, thus eliminating financing risk for up to $50,000 of below investment grade CMBS investments to be made during the year.

The Company's CDO offerings allow the Company to match fund its commercial real estate portfolio by issuing long-term debt to finance long-term assets. The CDO debt is non-recourse to the Company; therefore, the Company's losses are limited to its equity investment in the CDO. The CDO debt is also fully hedged to protect the Company from an increase in short-term interest rates. The Company considers all of its CMBS rated BB+ down to B to be financeable in a CDO transaction; and as of March 31, 2004, over 95% of the market value of these assets is match funded with CDOs.

At the end of the first quarter, the Company also decided to redeem its 10% Series B Preferred Stock, as announced on April 6, 2004. The effect of this transaction reduced the Company's total stockholders' equity and will reduce the Company's preferred dividend payments by approximately $4,400 annually or $0.087 per share. The Company took a one-time charge to income available to common stockholders of $10,508 or $0.21 per share, which represents the difference between the Series B Preferred Stock book value of $19 per share and its $25 redemption price.

Credit performance
The Company considers CMBS securities where it maintains the right to control the foreclosure/workout process on the underlying loans as controlling class CMBS ("Controlling Class CMBS"). At the end of the first quarter of 2004, the Company's Controlling Class CMBS represent $14,054,815 of original balance of underlying commercial mortgage loans compared to $12,728,256 at the end of the fourth quarter of 2003. The number of Controlling Class CMBS transactions owned by the Company increased from nine to ten over that period. The Company committed to purchase an eleventh Controlling Class CMBS transaction that will not be accounted for as securities, see "Commercial Mortgage Loan Pools" section below. The current par balance of underlying loans securing the Company's commercial real estate securities portfolio is $12,555,660. Delinquencies of 30 days or more as a percent of current loan balances net of defeased loans was 1.08% at the end of the first quarter of 2004, compared with 1.52% at the end of the fourth quarter of 2003. Dispositions of six loans occurred during the first quarter. The weighted average loss severity experienced for the 1998 and 1999 Controlling Class securities was 32%. No losses have been realized for those Controlling Class securities with vintages from 2001 through 2004. The weighted average loss severity for the Company's entire Controlling Class portfolio was 21%.

Commercial Real Estate Securities
The average yield on the Company's commercial real estate securities (primarily investment grade and below investment grade CMBS, investment grade REIT debt, and CMBS IOs) for the first quarter of 2004 was 7.9%, while the average loss adjusted yield on only the below investment grade CMBS was 9.4%. The average cost of financing the commercial real estate securities portfolio during the first quarter of 2004 was 5.1% compared to 6.3% for the first quarter of 2003.

Net interest income and realized gains of the commercial real estate securities portfolio for the quarter ended March 31, 2004 is as follows:

                                               For the        For the
                                               quarter        quarter
                                               ended          ended
                                              March 31,       March 31,
                                                2004            2003
                                               ---------------------------

Interest Income                                $29,185        $19,953
Interest Expense*                              (13,194)       (11,391)
                                               ---------------------------
Net Interest Income                             15,991          8,562
                                               ---------------------------
Realized Gains                                   2,866             -
                                               ===========================
Net Interest Income and Realized Gains from
Commercial Real Estate Securities              $18,857        $ 8,562
                                               ===========================

*Including hedges in the Company's CDOs.



Commercial Real Estate Loans
The average yield on the Company's commercial real estate loan portfolio for the first quarter ended March 31, 2004 was 11.2% and for the quarter ended March 31, 2003 was 9.3%. The total cost of borrowings secured by loan assets is 2.9% and 3.1%, respectively. The Company has two committed warehouse lines that can be used to finance these commercial loan assets. The annualized yield on the Company's investment in Carbon Capital, Inc., which constitutes 27% of the Company's commercial real estate loan portfolio, for the quarter ended March 31, 2004 was 16.6%.

Net interest income of the commercial real estate loan portfolio for the quarter ended March 31, 2004 is as follows:

                                                  For the quarter ended    For the quarter ended
                                                  March 31, 2004           March 31, 2003
                                                  -----------------------------------------------
        Interest Income                           $3,074                   2,409
        Interest Expense                            (148)                   (112)
                                                  -----------------------------------------------
        Net Interest Income from Commercial Real  $2,926                  $2,297
        Estate Loans
                                                  ===============================================


Commercial Mortgage Loan Pools
In March 2004, the Company committed to acquire $41,495 par value of the Controlling Class interests in a CMBS transaction. The securities that comprise the Controlling Class interests were acquired for a dollar price of 55.6% of par. This is the eleventh Controlling Class transaction acquired by the Company. The total par amount of underlying loans in this transaction is $1,234,613 which have a carrying value of $1,222,103. A CMBS real estate mortgage investment conduit ("REMIC") trust will typically issue securities with a par amount equal to the par value of the underlying loans. As noted, the Company acquired $41,495 of par value of these securities; other third party investors will acquire the remaining $1,193,118 of securities. During the negotiations for the purchase of these Controlling Class interests, the Company was able to obtain a greater degree of control for the special servicer in the process of disposing of or working out defaulted loans. As a result of this added discretion, accounting rules require the Company to consolidate the net assets and results of operations of the issuing REMIC trust.

Typically, the Company records securities purchased at their market price, and the securities appear as assets on the Company's consolidated statement of financial condition. For this CMBS transaction, the Company included on its consolidated statement of financial condition all of the underlying loans shown as commercial mortgage loan pools. The CMBS securities to be issued to third parties by the REMIC trust are shown as an offsetting liability ("due to REMIC trust"). The net effect on the Company's consolidated statement of financial condition at March 31, 2004 from the consolidation of the net assets of the REMIC trust is equivalent to the cost of the Controlling Class interests acquired of $23,069.

The liability resulting from this transaction is non-recourse to Anthracite, and is secured only by the commercial mortgage loan pools. This accounting treatment increases the Company's debt to capital ratio from 4.6:1 to 7.6:1. The Company received authorization from its lenders to permit debt to capital ratios in excess of existing covenants. For income recognition purposes, the loans will carry their own yields and the Company will establish a loss reserve consistent with the credit assumptions made in establishing loss adjusted yields for Controlling Class securities.

Book Value
Net book value per share at the end of the first quarter of 2004 was $6.86. Net book value per share at March 31, 2004 increased approximately 3.31% from $6.64 at December 31, 2003 due to lower interest rates. Since the investment securities of the Company are marked to market based upon market prices provided by dealers, there can be fluctuations in book value based solely on quarterly changes in credit spreads and interest rates. As the Company's portfolio matures, the net book value of credit sensitive CMBS securities held by the Company is expected to increase towards its original purchase cost, provided that the Company's estimates of expected credit losses are accurate. The unrealized loss on all Controlling Class CMBS at March 31, 2004 was $55,147. This amount reflects the amount of recovery (net of expected underlying loan losses) if the portfolio is held to maturity.

About Anthracite
Anthracite Capital, Inc. is a specialty finance company focused on investments in high yield real commercial estate loans and related securities. Anthracite is externally managed by BlackRock Financial Management, Inc., which is a subsidiary of BlackRock, Inc. ("BlackRock") (NYSE:BLK), one of the largest publicly traded investment management firms in the United States with $320,700,000 in global assets under management as of March 31, 2004. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC") (NYSE:PNC), a diversified financial services organization. Through its affiliates, PNC originates commercial, multifamily and residential real estate loans, and services $86,400,000 in commercial mortgage loans for third parties through its Midland Loan Services, Inc. subsidiary as of March 31, 2004.

Forward Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions. Anthracite cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Anthracite assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Anthracite's Securities and Exchange Commission (the "SEC") reports and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
(1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of Anthracite's assets; (3) the relative and absolute investment performance and operations of Anthracite's manager; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Anthracite, BlackRock or PNC; (11) terrorist activities, which may adversely affect the general economy, real estate, financial and capital markets, specific industries, and Anthracite and BlackRock; (12) the ability of Anthracite's manager to attract and retain highly talented professionals; (13) fluctuations in foreign currency exchange rates; and (14) the impact of changes to tax legislation and, generally, the tax position of the company.

The Company is filing the Anthracite Capital, Inc. Consolidated Statements of Financial Condition and Consolidated Statements of Operations as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibit No.           Description

         99.1 Anthracite Capital, Inc. Consolidated Statements of Financial Condition and Consolidated Statements of Operation


Item 12.  Results of Operations and Financial Condition.

On May 4, 2004, Anthracite Capital Inc. issued a press release announcing its earnings for the fiscal quarter ended March 31, 2004, which the Company is furnishing under this Item 12 as Exhibit 99.2. On May 4, 2004, the Company hosted a teleconference call to discuss its earnings for the fiscal quarter ended March 31, 2004. A transcript of the teleconference call is furnished under this Item 12 as Exhibit 99.3. On May 7, 2004, the Company issued a press release announcing certain corrections to the earnings reported on May 4, 2004, which the Company is furnishing under this Item 12 as Exhibit 99.4.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ANTHRACITE CAPITAL, INC.


                                  By: /s/ Robert L. Friedberg
                                      ----------------------------------
                                  Name:  Robert L. Friedberg
                                  Title: Vice President and Secretary

                                  Dated: May 7, 2004

                            ANTHRACITE CAPITAL, INC.
                           CURRENT REPORT ON FORM 8-K
                     Report dated May 7, 2004 (May 7, 2004)


                                 EXHIBIT INDEX

Exhibit No.                Description

     99.1 Anthracite Capital, Inc. Consolidated Statements of Financial Condition and Consolidated Statements of Operation.

     99.2 Press Release issued by Anthracite Capital, Inc., dated May 4, 2004.

     99.3 Transcript of teleconference call held on May 4, 2004.

     99.4 Press Release issued by Anthracite Capital, Inc., dated May 7, 2004.